UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

Commission file number: 001-13337

STONERIDGE, INC.

(Exact name of registrant as specified in its charter)

Ohio	34-1598949
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

9400 East Market Street, Warren, Ohio	44484
(Address of principal executive offices)	(Zip Code)

(330) 856-2443

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Annual Incentive Plan

At the 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”) on May 10, 2016, the Company’s shareholders approved the Annual Incentive Plan (“AIP”).  The AIP will be effective December 31, 2016 under which cash incentive compensation awards are permitted through December 31, 2021. A description of the AIP was included in the Company’s proxy statement which was filed with the Securities and Exchange Commission on Schedule 14A on April 8, 2016.   A copy of the AIP is attached hereto as Exhibit 99.1.

2016 Long-Term Incentive Plan

At the 2016 Annual Meeting, the Company’s shareholders also approved the 2016 Long-Term Incentive Plan (“2016 LTIP”).  The 2016 LTIP reserves 1,800,000 common shares for issuance pursuant to grants or awards under it and replaces the Amended and Restated Long-Term Incentive Plan which expired on April 24, 2016. The 2016 LTIP is effective May 10, 2016 under which equity-based grants are permitted through May 10, 2026. A description of the 2016 LTIP was included in the Company’s proxy statement which was filed with the Securities and Exchange Commission on Schedule 14A on April 8, 2016.  A copy of the 2016 LTIP is attached hereto as Exhibit 99.2.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2016 Annual Meeting whereby the following matters were voted on by shareholders:

1.	The eight nominees for election to the Board of Directors were elected, each for a one-year term, by the following votes:

Nominee	For	Withheld	Broker Non-Votes
Jonathan B. DeGaynor	24,455,768	515,813	643,532
Jeffrey P. Draime	24,006,295	965,286	643,532
Douglas C. Jacobs	24,432,339	539,242	643,532
Ira C. Kaplan	24,481,040	490,541	643,532
Kim Korth	24,463,804	507,777	643,532
William M. Lasky	24,430,339	541,242	643,532
George S. Mayes, Jr.	24,491,577	480,004	643,532
Paul J. Schlather	24,274,540	697,041	643,532

2.	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2016 was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
25,248,665	364,585	1,863	-

3.	A non-binding advisory resolution to approve the 2015 compensation paid to the Company’s Named Executive Officers was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
24,321,837	630,883	18,861	643,532

4.	The proposal to approve Stoneridge’s Annual Incentive Plan was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
24,263,583	699,624	8,374	643,532

5.	The proposal to approve Stoneridge’s 2016 Long-Term Incentive Plan was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
17,974,196	6,989,024	8,361	643,532

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ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Annual Incentive Plan

99.2	2016 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: May 12, 2016	/s/ George E. Strickler
George E. Strickler, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

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Exhibit Index

99.1	Annual Incentive Plan

99.2	2016 Long-Term Incentive Plan

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